                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 2000, and with respect to the performance of the Trust during the month November, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)      The total amount of the distribution to Class A Certificateholders on December 15, 2000
        per $1,000 Original Principal Amount                                                                          5.6000000000
                                                                                                                  ----------------

2)      The amount of the distribution set forth in paragraph 1 above in respect of interest
        on the Class A Certificates, per $1,000 Original Principal Amount                                             5.6000000000
                                                                                                                  ----------------

3)      The amount of the distribution set forth in paragraph 1 above in respect of principal
        of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                                  ----------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)      The total amount of the distribution to Class A Certificateholders on December 15, 2000
        per $10,000 Original Principal Amount                                                                        56.0000000000
                                                                                                                  ----------------

2)      The amount of the distribution set forth in paragraph 1 above in respect of interest
        on the Class A Certificates                                                                                  56.0000000000
                                                                                                                  ----------------

3)      The amount of the distribution set forth in paragraph 1 above in respect of principal
        of the Class A Certificates                                                                                           0.00
                                                                                                                  ----------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)      The total amount of the distribution to Class A Certificateholders on December 15, 2000
        per $100,000 Original Principal Amount                                                                      560.0000000000
                                                                                                                  ----------------

2)      The amount of the distribution set forth in paragraph 1 above in respect of interest
        on the Class A Certificates                                                                                 560.0000000000
                                                                                                                  ----------------

3)      The amount of the distribution set forth in paragraph 1 above in respect of principal
        of the Class A Certificates                                                                                   0.0000000000
                                                                                                                  ----------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

1)      The amount of Class A Investor Charge Off's                                                                           0.00
                                                                                                                  ----------------

2)      The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
        Original Principal Amount                                                                                     0.0000000000
                                                                                                                  ----------------

3)      The total amount reimbursed to the Trust in respect of Class A Investor Charge Off's                                  0.00
                                                                                                                  ----------------

4)      The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor
        Certificateholder's Investment)                                                                                       0.00
                                                                                                                  ----------------

5)      The amount, if any, by which the outstanding principal balance of the Class A Certificates
        exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                 0.00
                                                                                                                  ----------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)      The total amount of the distribution to Class B Certificateholders on December 15, 2000
        per $1,000 Original Principal Amount.                                                                         5.7916666667
                                                                                                                  ----------------

2)      The amount of the distribution set forth in paragraph 1 above in respect of interest
        on the Class B Certificates, per $1,000 Original Principal Amount.                                            5.7916666667
                                                                                                                  ----------------

3)      The amount of the distribution set forth in paragraph 1 above in respect of principal
        of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                                  ----------------

F) Class B Investor Charge Off's and Reimbursement of Charge Off's

1)      The amount of Class B Investor Charge Off's                                                                   0.0000000000
                                                                                                                  ----------------

2)      The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
        Original Principal Amount                                                                                             0.00
                                                                                                                  ----------------

3)      The total amount reimbursed to the Trust in respect of Class B Investor Charge Off's                          0.0000000000
                                                                                                                  ----------------

4)      The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor
        Certificateholder's Investment)                                                                                       0.00
                                                                                                                  ----------------

5)      The amount, if any, by which the outstanding principal balance of the Class B Certificates
        exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date         0.0000000000
                                                                                                                  ----------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               67,500,000
                                                                                                                  ----------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     67,500,000
                                                                                                                  ----------------

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